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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the filing of our opinion as Exhibit 8 to the Pre-effective Amendment No. 1 Registration Statement on Form S-4 and to the reference to us under the heading "The Merger--Certain Federal Income Tax Consequences" in such Registration Statement.


                                      /s/ PricewaterhouseCoopers LLP


Birmingham, Alabama
September 7, 2001